SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 3-21-07

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


           Delaware                 1-9102                       77-0100596
           --------                 ------                       ----------
(State or other jurisdiction     (Commission                   (IRS Employer
     of Incorporation)            File No.)                Identification No.)


245 South Los Robles Ave., Pasadena, California               91101
-----------------------------------------------------         -----
(Address of principal executive offices)                   (Zip Code)
Registrant's telephone number, including area code:      (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2007, the Registrant granted 1,000 shares of restricted stock to each of the following non-employee Directors under the Registrant's 2004 Stock Incentive Plan: David Davenport, J. Michael Hagan, Terry L. Haines, William D. Horsfall, John E. Peppercorn and Dennis C. Poulsen. The grant of restricted stock was made pursuant to the terms of the 2004 Stock Incentive Plan, a copy of which was filed as Registration Statement No. 333-114534 on Form S-8 filed on April 16, 2004 and incorporated herein by reference; and the terms of a Form of Restricted Stock Grant document, a copy of which was filed as Exhibit 99.1 on the Registrant's Form 8-K filed on March 23, 2006 and incorporated herein by reference.


Item 2.02 - Results of Operations and Financial Condition

On March 21, 2007, the Registrant issued a press release regarding its results of operations for the first quarter ended February 25, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD OR
Item 12.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Cautionary statement for purposes of the 'Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forwarded-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERON INTERNATIONAL CORPORATION



Date: March 21, 2007                    By: /s/ Javier Solis
                                     ---------------------------------
                                                Javier Solis
                                     Senior Vice President & Secretary